INVESTMENT ON EVENT PROJECTS	12 Months Ended
Mar. 31, 2025
Notes and other explanatory information [abstract]
INVESTMENT ON EVENT PROJECTS

NOTE – 10 INVESTMENT ON EVENT PROJECTS

	As of March 31,
	2024	2025
	HKD	HKD

Investment on event projects	$-	$6,288,244

The investment on event projects represented monetary investments in event projects which the Group does not involve event operations and has return on investments based on percentage of amounts invested in the event over net profit or loss of the event in accordance with binding agreements. The group’s investments over such exhibitions are substantively with lower than 20% and do not have significant influence. As at March 31, 2025, those investments in events are expected to be completed within 12 months whereas there is no investment as at March 31, 2024.